SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 16, 2001


                               Planet411.com Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-27645                              88-0258277
       (Commission File Number)         (IRS Employer Identification No.)

       440 Rene Levesque West, Suite 400, Montreal, Quebec Canada H2Z 1V7
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 866-4638
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit 99.1 Press Release: "Planet411 to Cease Operations"

     Exhibit 99.2 Letter to Shareholders


                                   SIGNATURES:



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2001               Planet411.com Inc.
                                         (Registrant)



                                      By:  /s/ Serge Bujold
                                           -------------------------------------
                                           Serge Bujold
                                           President and Chief Executive Officer